UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2025

SUPERIOR INDUSTRIES INTERNATIONAL, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-06615	95-2594729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26600 Telegraph Road Suite 400
Southfield, Michigan		48033
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 248 352-7300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SUP	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On May 12, 2025, Superior Industries International, Inc. (“Superior”) issued a press release announcing the results of operations for the first quarter ended March 31, 2025. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

The information contained in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events

On May 12, 2025, Superior entered into a commitment letter (the “Commitment Letter”) with the lenders (or the relevant fund managers therefor) under its existing term loan facility (together, the “Commitment Lenders”), pursuant to which, subject to the terms and conditions therein, the Commitment Lenders agreed to, among other things (x) provide a one-year secured delayed draw term facility in an aggregate principal amount of $70,000,000 (the “Bridge Facility”) under Superior’s existing term loan facility and (y) provide financial covenant waivers and other financial accommodations.

The availability of the Bridge Facility is subject to the terms and conditions set forth in the Commitment Letter, including, among other things, (i) the provision of certain diligence information reasonably satisfactory to the Commitment Lenders, (ii) achievement of certain business milestones, including, among other things (a) the delivery of executed agreements with certain customers relating to awarded business, (b) remaining in certain bidding processes and (c) receiving assurances from certain customers satisfactory to the Commitment Lenders that such customers will maintain their existing relationships with the Company, (iii) certain governance changes in connection with the recapitalization transaction and (iv) entry into definitive documentation satisfactory to the Commitment Lenders.

The Bridge Facility bears interest at a variable rate based on term SOFR (with a 3.50% per annum floor) plus 8.00%. Undrawn amounts under the Bridge Facility will be subject to a commitment fee of 0.50% per annum. The Bridge Facility is also subject to certain covenants and events of default. Any repayment or prepayment of the Bridge Facility will be subject to a 5.00% fee on the amounts so repaid or prepaid.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Exhibit Description

99.1	Press Release, dated May 12, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR INDUSTRIES INTERNATIONAL, INC.

Date:	May 12, 2025	By:	/s/ David M. Sherbin
David M. Sherbin Senior Vice President, General Counsel, Chief Compliance Officer and Secretary